SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Bank of South Carolina Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

March 3, 2004

Dear Shareholder:

     The Annual Meeting of Shareholders of Bank of South Carolina Corporation will be held at 2:00 p.m. on Tuesday, April 13, 2004, in the Board Room of the 256 Meeting Street office of The Bank of South Carolina in the City of Charleston, South Carolina. Enclosed you will find the formal Notice, Proxy, and Proxy Statement detailing the matters which will be acted upon.

     We urge you to sign and date the proxy and return it as soon as possible in the enclosed postage-paid envelope. Should you decide to attend the meeting and vote in person, you may withdraw your proxy.

     We appreciate your continued interest and investment in Bank of South Carolina Corporation.

Sincerely,

/s/ Hugh C. Lane, Jr.

President

PROXY MATERIAL OF
BANK OF SOUTH CAROLINA CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 13, 2004

To Our Shareholders:

The Annual Meeting of Shareholders of Bank of South Carolina Corporation (the “Company”) will be held at 256 Meeting Street, Charleston, South Carolina, on Tuesday, April 13, 2004, at 2:00 p.m., for the following purposes:

1.	To elect seventeen (17) Directors to serve until the Company’s 2005 Annual Meeting of Shareholders;

2.	To ratify the appointment of KPMG LLP as independent certified public accountants for 2004;

3.	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on February 23, 2004, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You may revoke your Proxy at any time prior to its exercise by written notice to the Company prior to the meeting or by attending the meeting personally and voting. The Board of Directors of the Company solicits the accompanying form of Proxy.

PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors

/s/ Nathaniel I. Ball, III

Secretary

March 3, 2004

A copy of the Company’s Annual Disclosure Statement as filed with the Securities and Exchange Commission on Form 10-KSB may be obtained at no cost by writing William L. Hiott, Jr., Treasurer, at Bank of South Carolina Corporation, P. O. Box 538, Charleston, South Carolina 29402 (843-724-1500). Additional copies may be obtained at a cost of $5.00 each.

BANK OF SOUTH CAROLINA CORPORATION
256 Meeting Street
Charleston, South Carolina 29401

PROXY STATEMENT

This Proxy Statement, which is first being mailed to Shareholders on or about March 3, 2004, is provided in conjunction with the solicitation of proxies by the Board of Directors of Bank of South Carolina Corporation (the “Company”) for use at the 2004 Annual Shareholders’ Meeting of the Company. The Notice of Meeting, Proxy Form and Annual Report are enclosed in this package.

The Proxy

The Board of Directors of the Company selected the persons named as proxies on the enclosed Proxy Form. No officer or employee of the Company or any subsidiary may be named as proxy.

The solicitation of proxies on behalf of the Board of Directors is conducted by Directors, Officers and regular employees of the Company and its wholly owned subsidiary, The Bank of South Carolina (the “Bank”), at no additional compensation over regular salaries. The cost of printing and mailing of all proxy materials has been paid by the Company. Brokers and others involved in handling and forwarding the proxy materials to their customers having beneficial interests in the stock of the Company registered in the names of Nominees will be reimbursed for their reasonable expenses in doing so.

Voting Rights

The Common Stock of the Company is its only class of voting securities. On February 23, 2004, there were issued and outstanding 2,805,610 shares of Common Stock (no par value). Each share is entitled to one vote; provided, however, that Shareholders have cumulative voting rights for the election of Directors. The right to cumulate votes means that the Shareholders are entitled to multiply the number of votes they are entitled to cast by the number of Directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two or more candidates.

CUMULATIVE VOTING SHALL APPLY FOR THE ELECTION OF DIRECTORS

The solicitation of proxies on behalf of the Board of Directors includes a solicitation for discretionary authority to cumulate votes.

The Board of Directors of the Company has fixed the close of business February 23, 2004, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. Proxies properly executed by Shareholders of record on February 23, 2004, and received in time for the meeting, will be voted as specified on all business to be acted upon at the meeting and any adjournment thereof.

Right of Revocation

Any Shareholder executing a Proxy for the meeting on the Proxy Form provided may revoke the Proxy in a writing delivered to the President of the Company prior to the meeting or by attending the meeting and voting in person.

Principal Shareholders of the Company

To the extent known to the Board of Directors of the Company, as of February 23, 2004, the only Shareholders of the Company having beneficial ownership of more than 5% of the shares of Common Stock of the Company are as set forth below:

Name and Address of	Amount and Nature of		Percent of
Beneficial Owner	Beneficial Ownership		Class

Hugh C. Lane, Jr. (1)	463,387	(2)	16.52%
30 Church Street
Charleston, SC 29401

Charles G. Lane (1)	157,471	(3)	5.61%
10 Gillon Street
Charleston, SC 29401

The Bank of South Carolina	216,067	(4)	7.70%
Employee Stock Ownership
Plan and Trust (“ESOP”)
256 Meeting Street
Charleston, SC 29401

Bank of America Corporation (5)	143,374	(6)	5.11%
100 North Tryon Street
Charlotte, NC 28255

N.B. Holdings Corporation (5)	143,374	(7)	5.11%
100 North Tryon Street
Charlotte, NC 28255

Bank of America, N.A. (5)	143,374	(8)	5.11%
100 North Tryon Street
Charlotte, NC 28255

(1)	To the extent known to the Board of Directors, Hugh C. Lane and his wife and children, individually and collectively, have beneficial ownership of 704,187 shares or 25.10% of the outstanding shares. As more fully described in the following footnotes, Hugh C. Lane, Jr. and Charles G. Lane are the only ones of the above who have a beneficial ownership interest in more than 5% percent of the Company’s Common Stock. Hugh C. Lane, Jr. disclaims any beneficial interest in those shares in which other members of his family have a beneficial interest other than those shares his wife owns directly and those for which he serves as trustee or she serves as custodian (as more fully described in the following footnote). Charles G. Lane disclaims any beneficial interest in those shares in which other members of his family have a beneficial interest other than those shares his wife owns directly and those for which he serves as trustee or she serves as custodian (as more fully described in the following footnote).

(2)	To the extent known to the Board of Directors, Hugh C. Lane, Jr., an Executive Officer and Director of the Bank and the Company, directly owns and has sole voting and investment power with respect to 181,969 shares; as trustee for six trust accounts holding an aggregate of 67,462 shares, he has sole voting and investment power with respect to such shares; as a co-trustee for three trust accounts holding 14,674 shares, he has joint voting and investment power with respect to such shares; as a trustee for the Mills Bee Lane Memorial Foundation, he has shared voting and investment power with respect to 7,150 shares; he is indirectly beneficial owner of 8,984 shares owned by his wife and an aggregate of 83,629 shares held by his wife as custodian for two children, 65,257 shares held by an unemancipated daughter, and 34,262 shares owned by the Employee Stock Ownership Plan and Trust (“ESOP”) in which he has a vested interest. All of the shares beneficially owned by Hugh C. Lane, Jr. are currently owned. Hugh C. Lane, Jr. has had beneficial ownership of more than 5% of the Bank’s Common Stock since October 23, 1986, and more than 10% since November 16, 1988.

(3)	To the extent known to the Board of Directors, Charles G. Lane, a Director of the Bank and the Company, directly owns and has sole voting and investment power with respect to 76,512 shares; as a co-trustee for 4 trust accounts holding 16,958 shares, he has joint voting and investment power with respect to such shares; as a trustee for the Mills Bee Lane Memorial Foundation, he has shared voting and investment power with respect to 7,150 shares; he is indirectly beneficial owner of 2,927 shares owned by his wife and an aggregate of 53,924 shares held by his wife as custodian for three children. All of the shares beneficially owned by Charles G. Lane are currently owned. Charles G. Lane has had beneficial ownership of more than 5% of the Bank’s Common Stock since July 16, 1999.

(4)	The Trustees of the ESOP, T. Dean Harton, a Director of the Bank and the Company, Sheryl G. Sharry, an Officer of the Bank and Nathaniel I. Ball, III, an Executive Officer and Director of the Bank and the Company, disclaim beneficial ownership of the 216,067 shares owned by the ESOP which have been allocated to members of the plan each of whom under the terms of the plan has the right to direct the Trustees as to the manner in which voting rights are to be exercised.

(5)	To the extent known to the Board of Directors, Bank of America Corporation is the parent holding company of N.B. Holdings Corporation. N.B. Holdings Corporation is the parent holding company of Bank of America, N.A. The shares referred to in notes (7) and (8) are a duplication of the shares referred to in note (6).

(6)	To the extent known to the Board of Directors, Bank of America Corporation has shared voting power for 66,176 shares and shared dispositive power for 143,374 shares.

(7)	To the extent known to the Board of Directors, N B Holdings Corporation has shared voting power for 66,176 shares and shared dispositive power for 143,374 shares.

(8)	To the extent known to the Board of Directors, Bank of America, N.A., has sole voting power for 64,702 shares, shared voting power for 1,474 shares and shared dispositive power for 143,374 shares (including 77,198 shares held as trustee under the will of Mills B. Lane for the benefit of Hugh C. Lane).

Beneficial Ownership of Common Stock of the Company

The table below sets forth the number of shares of Common Stock (the only class of outstanding equity securities of the Company) known by the Company to be beneficially owned by each Nominee for election as Director and by the Officers and Directors of the Company as a group as of February 23, 2004. Except as otherwise indicated in the footnotes to the table, the persons named possess sole voting and investment power with respect to the shares shown opposite their names. As of February 23, 2004, no Officer, Director or Nominee beneficially owned more than 10% of the outstanding shares of the Company other than Hugh C. Lane, Jr. As of February 23, 2004, the Officers, Directors and Nominees beneficially owned 896,684 shares, representing approximately 31.96% of the outstanding shares.

As of February 23, 2004, the beneficial ownership of Common Stock of the Company by all current Directors and each Nominee for Director was as set forth in the following table:

Name and Address of	Amount and Nature of		Percent of
Beneficial Owner	Beneficial Ownership		Class

Nathaniel I. Ball, III	47,318	(1)	1.69%
1302 Cove Avenue
Sullivan’s Island, SC 29482

Dr. Linda J. Bradley, CPA	110		.004%
3401 Waterway Blvd.
Isle of Palms, SC 29451

William T. Cooper	5,856	(1)	.21%
21 Jamestown Road
Charleston, SC 29407

C. Ronald Coward	39,881	(1)	1.42%
537 Planters Loop
Mt. Pleasant, SC 29464

Leonard C. Fulghum	39,572	(1)	1.41%
311 Middle Street
Mt. Pleasant, SC 29464

T. Dean Harton	9,573	(1)	.34%
4620 Lazy Creek Lane
Wadmalaw Island, SC 29487

William L. Hiott, Jr.	98,061	(1)	3.50%
1831 Capri Drive
Charleston, SC 29407

Katherine M. Huger	5,856	(1)	.21%
72 Murray Boulevard
Charleston, SC 29401

Charles G. Lane	157,471	(1)	5.61%
10 Gillon Street
Charleston, SC 29401

Hugh C. Lane, Jr.	463,387	(1)	16.52%
30 Church Street
Charleston, SC 29401

Louise J. Maybank	22,837	(1)	.81%
8 Meeting Street
Charleston, SC 29401

Thomas W. Myers	2,200		.08%
500 Central Avenue
Summerville, SC 29483

Name and Address of	Amount and Nature of	Percent of
Beneficial Owner	Beneficial Ownership	Class

Alan I. Nussbaum, MD	330	.01%
37 Rebellion Road
Charleston, SC 29407

Edmund Rhett, Jr., MD	1,100 (1)	.04%
45 South Battery
Charleston, SC 29401

Thomas C. Stevenson, III	532	.02%
173 Tradd Street
Charleston, SC 29401

Steve D. Swanson	1,100	.04%
615 Pitt Street
Mt. Pleasant, SC 29464

John M. Tupper	1,500	.05%
113 Linwood Lane
Summerville, SC 29483

(1)	To the extent known to the Board of Directors, each of the following Directors and Nominees for election as Directors (each of whom directly owns and has sole voting and investment power of all shares beneficially owned by him or her except as set forth in this footnote) indirectly owns the following number of shares: Nathaniel I. Ball, III - 99 shares owned by his wife and 22,759 shares owned by the ESOP, in which he has a vested interest; William T. Cooper - an aggregate of 5,324 shares held by a pension plan; C. Ronald Coward - an aggregate of 1,210 shares owned by a company of which he is president and director; Leonard C. Fulghum - an aggregate of 3,910 shares owned by his wife; T. Dean Harton - an aggregate of 2,346 shares owned by his wife and held by his wife as custodian for his step-son; William L. Hiott, Jr. - an aggregate of 10,840 shares directly owned by his wife and by his two children and 22,791 shares owned by the ESOP, in which he has a vested interest; Katherine M. Huger - 532 shares owned by her husband; Charles G. Lane - an aggregate of 80,959 shares owned by his wife, held by her as custodian for each of their three children, held by him as a co-trustee with Hugh C. Lane, Jr. under two trusts for their sisters’ children, held by him as a co-trustee for the children of Hugh C. Lane, Jr., held by him as a co-trustee under the Hugh C. Lane Irrevocable Trust for the benefit of three of the grandchildren of Hugh C. Lane, and held by him as a trustee of Mills Bee Lane Memorial Foundation; Hugh C. Lane, Jr. - an aggregate of 247,156 shares owned by his wife, held by his wife as custodian for two of their children, held by an unemancipated daughter, held by him as a co-trustee with Charles G. Lane under two trusts for their sisters’ children, held by him as a co-trustee under the Hugh C. Lane Irrevocable Trust for the benefit of three of the grandchildren of Hugh C. Lane, held by him as a trustee for six trusts for his and his brother’s and sisters’ children, held by him as a trustee of Mills Bee Lane Memorial Foundation, and 34,262 shares owned by the ESOP in which he has a vested interest; Louise J. Maybank - 9,527 shares held by her as a co-trustee for a charitable trust; and Edmund Rhett, Jr. - MD, 550 shares owned by his wife. All such indirectly owned shares are included in the totals of the number of shares set forth in the above table and beneficially owned by the Directors and Nominees.

As a group, all Directors and Executive Officers (including Hugh C. Lane, Jr., President and Chief Executive Officer; Nathaniel I. Ball, III, Executive Vice President and Secretary; and William L. Hiott, Jr., Executive Vice President and Treasurer) are seventeen in number and beneficially own an aggregate of 896,684 shares, representing 31.96% of the issued and outstanding Common Stock of the Company. All of these shares beneficially owned by the Directors, Nominees and Executive Officers are currently owned.

Independence of Directors

With the exception of Hugh C. Lane, Jr., Nathaniel I. Ball, III, and William L. Hiott, Jr., all Executive Officers of the Company, and Charles G. Lane, brother of Hugh C. Lane, Jr., all of the Directors proposed to be elected are independent and they constitute a majority of the Board of Directors.

Election of Directors

Seventeen Directors, constituting the entire Board of Directors, will be elected at the Annual Meeting, each to hold office for one year and until a successor shall have been duly elected or appointed and shall have qualified. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the seventeen Nominees listed on pages 6, 7 and 8, all of whom are recommended by the Nominating Committee of the Company and have consented to be named and to serve if elected.

The Company does not presently know of anything that would preclude any Nominee from serving; however, should any Nominee for any reason become unable or unwilling to serve as a Director, the number of Directors to be elected will be reduced accordingly.

The name of each Nominee designated by the Board of Directors of the Company for election as a Director of the Company and certain information provided by such Nominee to the Company are set forth in the table below. Eleven of the current Nominees served as initial Directors of the Bank from October 22, 1986, when the Bank’s charter was issued until the first Annual Meeting of Shareholders on April 14, 1987, and were elected to serve a one-year term at such Annual Meeting. John M. Tupper and Thomas W. Myers were first elected as Directors of the Bank during 1993. All of the above thirteen Directors of the Bank were elected to serve one-year terms at subsequent Annual Meetings. All of the above thirteen Directors of the Bank were elected Directors of the Company upon its organization in 1995. Alan I. Nussbaum, MD and Edmund Rhett, Jr., MD, were first elected as Directors of the Company during 1999. Linda J. Bradley and Steve D. Swanson were first elected as Directors of the Company during 2002. They were all re-elected as Directors of the Company to serve one-year terms at subsequent Annual Meetings. All of the above current Nominees served as Directors of the Company from April 8, 2003, the date of the last Annual Meeting of Shareholders.

		Positions and
		Offices Held		Business Experience
		With	Family	1987-2004 and
Name	Age	Corporation	Relationship	Other Directorships

Nathaniel I. Ball, III	62	Executive	None	The Bank of South Carolina (banking)
		Vice President,		1986-2004
		Secretary,
		Director

Dr. Linda J. Bradley, CPA	53	Director	None	Chairman, Department of Accounting - College of
				Charleston (education) 1993-2004

William T. Cooper	74	Director	None	President, Southeastern Galleries, Inc. (retail
				furniture and decorating) 1983-2004

		Positions and
		Offices Held		Business Experience
		With	Family	1987-2004 and
Name	Age	Corporation	Relationship	Other Directorships

C. Ronald Coward	68	Director	None	President – Coward-Hund Construction
				Company, Inc. (construction) 1976-2004

Leonard C. Fulghum	74	Director	None	Chairman - Ferguson Fulghum, Inc. (painting
				contractor) 1972-2004

T. Dean Harton	58	Director	None	President – Piedmont Hawthorne Holdings, Inc. (aviation) 1999-2004; President - Hawthorne Corporation (aviation) 1986-1999

William L. Hiott, Jr.	59	Executive	None	The Bank of South Carolina
		Vice President,		(banking) 1986-2004
		Treasurer,
		Director

Katherine M. Huger	62	Director	None	Assistant Professor of Economics – Charleston Southern University (education) 1972-2004

Charles G. Lane	49	Director	Brother of	Member - Holcombe, Fair & Lane, LLC
			Hugh C.	(real estate) 1996-2004;
			Lane, Jr.;	Associate-Holcombe & Fair Realtors
			brother-in-law	1987-1996
			of Fleetwood S.
			Hassell, Senior
			Vice President

Hugh C. Lane, Jr.	56	President,	Brother of	The Bank of South Carolina (banking)
		Chief Exec-	Charles G.	1986-2004
		utive Officer,	Lane
		Director

Louise J. Maybank	64	Director	None	Active in community programs

Thomas W. Myers	69	Director	None	President - Myers & Associates (estate and business insurance planning) 1963-2004

Alan I. Nussbaum, MD	52	Director	None	Physician in private practice with Rheumatology Associates, PA

Edmund Rhett, Jr., MD	56	Director	None	Physician in private obstetrical practice with
				Low Country Obstetrics & Gynecology, PA

Thomas C. Stevenson, III	52	Director	None	President - Fabtech, Inc. (metal
				fabrication) 1991-2004; Private Investor
				1990-91; Chairman of the Board - Stevenson
				Hagerty, Inc. (diversified holding company)
				1984-1990

		Positions and
		Offices Held		Business Experience
		With	Family	1987-2004 and
Name	Age	Corporation	Relationship	Other Directorships

Steve D. Swanson	36	Director	None	President - Automated Trading Desk, Inc.
				(automated limit order stock trading) 1989-2004

John M. Tupper	62	Director	None	President - Tupperway Tire and Service, Inc.
				(retail tires and service) 1980-2004

Committees of the Board of Directors

Hugh C. Lane, Jr. presently serves as President of the Board of Directors. The Board has five committees: the Executive Committee, the Long-Range Planning Committee, the Compensation Committee, the Nominating Committee, and the Audit and Compliance Committee. The Compensation Committee and the Nominating Committee were established at the regular monthly meeting of the Board of Directors on December 18, 2003, and neither committee met during 2003.

The Executive Committee consists of the President of the Company and seven designated Directors. The President of the Company chairs the Committee. At present, the fixed membership of the Committee consists of Nathaniel I. Ball, III, T. Dean Harton, William L. Hiott, Jr., Hugh C. Lane, Jr., Louise J. Maybank, Alan I. Nussbaum, MD, Edmund Rhett, Jr., MD and Steve D. Swanson. During 2003, this Committee held two meetings. The principal function of the Executive Committee is to exercise all authority of the Board of Directors in the management and affairs of the Company and the Bank. In addition, the Executive Committee acts on behalf of the entire Board of the Company between the regular Board Meetings.

The Long Range Planning Committee consists of Hugh C. Lane, Jr., the President of the Company, as Chairman, and Nathaniel I. Ball, III, William T. Cooper, T. Dean Harton, William L. Hiott, Jr., Charles G. Lane, Louise J. Maybank and Thomas W. Myers. This committee did not meet during 2003.

The Audit and Compliance Committee reviews and examines detailed reports of the internal auditor for the Bank; meets periodically with the internal auditor; reviews reports of regulatory bodies having jurisdiction over the Company and the Bank; evaluates internal accounting controls; recommends and approves the engagement and continuation of engagement of independent auditors, the scope of their work and the fees for their services; and meets with and considers recommendations of the independent auditors for the Company and the Bank. The Audit and Compliance Committee consists of Linda J. Bradley, Leonard C. Fulghum, Katherine M. Huger, Louise J. Maybank, Thomas W. Myers, Thomas C. Stevenson, III and John M. Tupper, all independent Directors of the Company.

The Compensation Committee consists of T. Dean Harton, Thomas C. Stevenson, III and Steve D. Swanson, all independent Directors of the Company. The function of the Compensation Committee is to recommend the compensation of Executive Officers to the Directors of the Company.

The Nominating Committee consists of C. Ronald Coward, Edmund Rhett, Jr. and John M. Tupper, all independent Directors of the Company. The function of the Nominating Committee is to recommend a slate of proposed Directors to the Board of Directors of the Company. The Nominating Committee has a policy with regard to consideration of any Director candidates recommended by security holders and that policy is to consider any and all such recommendations. The Nominating Committee has adopted specific minimum qualifications which the Nominating Committee believes must be met by a Nominating Committee recommended Nominee for a position on the Company’s Board of Directors, and those are that such Nominee must be generally recognized as successful in such Nominee’s business or community efforts, have a generally recognized reputation for honesty and integrity, have demonstrated such Nominee’s commitment to the community in which the Company and its subsidiary Bank operates and have demonstrated in meetings with the Nominating Committee such Nominee’s commitment to the best interests of the Company, its subsidiary Bank, and its and their officers, directors, employees and shareholders. The Nominating Committee’s process for identifying and evaluating Nominees for Director of the Company and its subsidiary Bank, including Nominees recommended by security holders, is to investigate whether or not such Nominee meets the specific minimum qualifications adopted as a policy by the Nominating Committee through contacts the members of the Nominating Committee have in their community. There are no differences in the manner in which the Nominating Committee evaluates Nominees for Director based on whether the Nominee is recommended by a security holder.

Report of the Audit and Compliance Committee of the Board of Directors

Membership and Role of the Audit and Compliance Committee

The Audit and Compliance Committee (Audit Committee) presently consists of seven members of the Board of Directors. During 2003, the Audit Committee held four meetings. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached to this Proxy Statement as Exhibit A. Members are considered to be independent of the Company under applicable rules and regulations, including Rule 4200(a)(15) of the National Association of Securities Dealers.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2003

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2003. The Audit Committee has discussed with KPMG LLP, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm. Based on the Audit Committee’s review and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by:

Thomas W. Myers, Chairman	Louise J. Maybank
Dr. Linda J. Bradley, CPA	Thomas C. Stevenson, III
Leonard C. Fulghum	John M. Tupper
Katherine M. Huger

Nominations for Director

Nominations, other than those made by the Nominating Committee of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company not less than 7 days nor more than 50 days prior to any meeting of Shareholders calling for election of Directors; provided however, that if less than 21 days notice of the meeting is given to Shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the 7th day following the day on which the Notice of Meeting was mailed. Nominations not made according to these procedures will be disregarded.

Directors’ Meetings

The Board of Directors of the Company held six meetings (including all regularly scheduled and special meetings) during the year ended December 31, 2003. No Director during such year, attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served, with the exception of Edmund Rhett, Jr., MD, who attended 66%.

Compensation of Executive Officers and Directors

The following table sets forth all remuneration (including remuneration under any contract, authorization or arrangement, whether or not set forth in a formal document) paid during the year ended December 31, 2003, by the Bank to the three Executive Officers of the Company and the Bank whose cash remuneration from the Bank exceeded $100,000.00 dollars for their services in all capacities. Such Officers receive no compensation from the Company as Officers or as Directors or in any other capacity.

	Annual Compensation				Long Term Compensation Awards

				Other
Name and				Annual		All Other
Principal				Compen-		Compen-
Position	Year	Salary	Bonus	sation(1)	Options/SARS(2)	sation(3)

Hugh C. Lane, Jr.	2003	$153,500.00	—	$5,300.64	0	$9,528.83
CEO & President	2002	153,792.78	—	6,069.84	0	7,515.90
	2001	161,518.10	—	5,872.24	18,150	15,479.09

Nathaniel I. Ball, III	2003	$147,000.00	—	$4,397.40	0	$9,125.61
Executive Vice President	2002	147,128.36	—	4,813.59	0	7,190.20
& Secretary	2001	147,101.45	—	4,634.24	15,125	14,097.48

William L. Hiott, Jr.	2003	$147,000.00	—	$4,397.40	0	$9,125.61
Executive Vice President	2002	147,156.03	—	6,037.92	0	7,191.55
& Treasurer	2001	147,101.45	—	5,827.16	15,125	14,097.48

(1)	Includes same life, disability and health insurance benefits as all other employees of the Bank who work at least 30 hours a week.

(2)	Amounts shown represent the number of shares underlying incentive stock options granted, as adjusted for a 10% stock dividend effective on July 15, 2003.

(3)	Amounts contributed to the Bank’s ESOP

Non-officer Directors of the Company received $100.00 for each meeting of the Board of Directors of the Company attended and non-officer Directors of the Bank received $250.00 for each meeting of the Board of Directors of the Bank attended and $100.00 for each Company or Bank Board Committee meeting attended.

On November 2, 1989, the Bank adopted an Employee Stock Ownership Plan and Trust Agreement to provide retirement benefits to eligible employees for long and faithful service.

An employee of the Bank is eligible to become a participant in the ESOP upon reaching 21 years of age and upon completion of 1,000 hours of service in a plan year. No contributions by employees are permitted. The amount and time of contributions are at the sole discretion of the Board of Directors of the Bank. The contribution for all participants is based solely on each participant’s respective regular or base salary and wages paid by the Bank including commissions, bonuses and overtime, if any.

A participant becomes vested in the Plan upon completion of five years of service. There is no vesting prior to the completion of five years of service.

The Plan became effective as of January 1, 1989.

The Board of Directors of the Bank approved the contribution of $197,500.00 to the ESOP for the fiscal year ended December 31, 2003. The contribution was made during 2003. T. Dean Harton, Sheryl G. Sharry and Nathaniel I. Ball, III, currently serve as Plan Administrators and as Trustees for the Plan. The Plan currently owns 216,067 shares or 7.70% of the Company’s Common Stock.

During the fiscal year ended December 31, 2003, the Company had no plans or arrangements pursuant to which any Officer, Director or principal Shareholder received contingent remuneration or personal benefits other than the contingent remuneration and life, disability and health insurance benefits referred to in the footnotes to the preceding table.

On April 14, 1998, the Shareholders of the Company approved an Incentive Stock Option Plan for the benefit of eligible Officers and employees of the Bank. A total 180,000 shares were reserved and on April 16, 1998, the Bank granted options to purchase Common Stock in the aggregate amount of 146,000 shares to 52 employees of the Bank (including Officers, such Directors as are also employees and other employees) pursuant to the Incentive Stock Option Plan. These grants included those to Hugh C. Lane, Jr., Nathaniel I. Ball, III and William L. Hiott, Jr., Executive Officers and Directors. As adjusted for a 10% stock dividend paid on May 15, 1998, 198,000 shares were being held in reserve.

As of July 10, 2000, all of the option holders, including the above Executive Officers, terminated their existing stock options. There was no obligation on the part of the Company or The Bank of South Carolina to issue additional or replacement options. No options were exercised in 1998, 1999 or 2000. On May 14, 2001, the Bank granted options to purchase Common Stock in the aggregate amount of 152,350 shares to 45 employees of the Bank (including Officers, such Directors as are also employees and other employees) pursuant to the Incentive Stock Option Plan. These grants included those to Hugh C. Lane, Jr., Nathaniel I. Ball, III and William L. Hiott, Jr., Executive Officers and Directors. Except for those options granted to Hugh C. Lane, Jr. as described below, all of the options were granted at an exercise price of $13.50 per share. No additional options were granted during 2001. Additional options for 9,500 shares were granted at an exercise price of $14.925 per share to 4 employees of the Bank during 2002. Options for 13,500 shares with an exercise price of $14.20 per share were granted to 13 employees in 2003. No options were exercised during 2001, 2002 or 2003. As adjusted for a 10% stock dividend effective on July 15, 2003, options for 13,330 shares with an exercise price of $12.27 per share and options for 1,650 shares with an exercise price of $13.57 per share have expired.

As adjusted for a 10% stock dividend effective on July 15, 2003, there are currently 217,800 shares being held in reserve. There are currently outstanding options to purchase 18,150 shares at an option price of $13.50 per share, 8,800 shares at an option price of $13.57 per share, 14,850 shares at an option price of $12.91 per share, and 135,795 shares at an option price of $12.27 per share, resulting in total outstanding options to purchase 177,595 shares at the prices set forth above

Hugh C. Lane, Jr., President and Chief Executive Officer, was granted the option to purchase 16,500 shares of Common Stock of the Company pursuant to the Incentive Stock Option Plan at a price of $14.85 per share. This option is exercisable on May 14, 2006 and expires if not exercised on that date. Nathaniel I. Ball, III,

Executive Vice President and Secretary, and William L. Hiott, Jr., Executive Vice President and Treasurer, were each granted the option to purchase 13,750 shares of Common Stock of the Company pursuant to the Incentive Stock Option Plan at a price of $13.50 per share. All of these options are exercisable in five 20% increments beginning on and for the year following May 14, 2006, with an additional 20% to be exercisable on and for the year following each successive anniversary. The right to exercise each such 20% of each option is cumulative and will not expire until the 10th anniversary of the date of the grant.

As adjusted for a 10% stock dividend paid on July 15, 2003, Hugh C. Lane, Jr. now has the option to purchase 18,150 shares of Common Stock of the Company at a price of $13.50 per share and Nathaniel I. Ball, III and William L. Hiott, Jr. each now have the option to purchase 15,125 shares at a price of $12.27 per share.

Shown below is information with respect to unexercised options to purchase Common Stock of the Company held by the named Executive Officers at December 31, 2003.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options/SARS		Options/SARS
	# of Shares		at Year-End(#)		at Year-End($)
	Acquired	Value
	On Exercise	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Hugh C. Lane, Jr.	0	0	0	18,150	0	13,794.00
Nathaniel I. Ball, III	0	0	0	15,125	0	30,098.75
William L. Hiott, Jr.	0	0	0	15,125	0	30,098.75

In the event of a prospective reorganization, consolidation or sale of substantially all of the assets or any other form of corporate reorganization in which the Company would not be the surviving entity or in the event of the acquisition, directly or indirectly, of the beneficial ownership of 24% of the Common Stock of the Company or the making, orally or in writing, of a tender offer for, or any request or invitation for tender of, or any advertisement making or inviting tenders of the Company stock by any person, all options in effect at that time would accelerate so that all options would become immediately exercisable and could be exercised within one year immediately following the date of acceleration but not thereafter.

In the case of termination of employment of an option holder other than involuntary termination without just cause, retirement, death or legal disability, the option holder may exercise the option only with respect to those shares of Common Stock as to which he or she has become vested. The option holder may exercise the option with respect to such shares no more than 30 days after the date of termination of employment (but in any event prior to the expiration date).

In the event that the option holder’s employment is terminated without just cause, the option shall become fully vested and fully exercisable as of the date of his or her termination without regard to the five year initial vesting and exercisability or to the 20% annual increments thereafter. The option holder may exercise the option following an involuntary termination without just cause until the expiration date of the option.

In the event the option holder remains in the continuous employ of the Company or any subsidiary from the date of the grant until the option holder’s retirement, the option shall become fully vested and fully exercisable as of the date of his or her retirement without regard to the five year initial vesting and exercisability or to the 20% annual increments thereafter. The option holder may exercise the option following his or her retirement until the expiration date.

In the event the option holder remains in the continuous employ of the Company or a subsidiary from the date of the grant until his or her death, the option shall become fully vested and fully exercisable as of the date of death without regard to the five year initial vesting and exercisability or the 20% annual increments thereafter.

The person or persons entitled to exercise the option following the option holder’s death may exercise the option until the expiration date.

In the event the option holder remains in the continuous employ of the Company or any subsidiary from the date of the grant until the date of his or her legal disability, the option shall become fully vested and fully exercisable as of the date of his or her termination of employment on account of his or her legal disability without regard to the five year initial vesting and exercisability or to the 20% annual increments thereafter. The option holder may exercise the option following such termination of employment until the expiration date.

The Stock Incentive Plan provides for adjustment in the number of shares of Common Stock authorized under the Plan or granted to an optionee to protect against dilution in the event of changes in the Company’s capitalization, including stock splits and dividends.

Transactions and Relations with Directors, Officers, and their Associates and Affiliates of Directors

The Company does not have any existing continuing contractual relationships with any Director, Nominee for election as Director or principal Officer of the Company or the Bank, or any Shareholder owning, directly or indirectly, more than 5% of the shares of Common Stock of the Company, or any associate of the foregoing persons. Directors, Principal Officers, Nominees for election as Directors, and members of the immediate family of any of the foregoing have had in the past, have at present, and will have in the future, customer relationships with the Bank. Such transactions have been and will continue to be made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and such transactions did not and will not involve more than the normal risk of collectability or present other unfavorable features.

William L. Hiott, Jr. filed an amended Form 4 to correct a failure to report a change in ownership from Indirect to Direct.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP has served as the Bank’s independent certified public accountants for the fiscal year ending December 31, 1994, and as independent certified public accountants for the Company and its Bank subsidiary for the fiscal years ending December 31, 1995 through 2003. At the 2004 Annual Shareholders’ Meeting the following resolution will be subject to ratification by a simple majority vote of shares represented at the meeting:

RESOLVED, that the selection of KPMG LLP as the independent certified public accountants of Bank of South Carolina Corporation (the “Company”) and its sole subsidiary, The Bank of South Carolina (the “Bank”), for the fiscal year ending December 31, 2004, is hereby ratified.

If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if selection is ratified, the Board of Directors reserves the right to, and in its discretion may, direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Company and its Shareholders.

The services provided by KPMG LLP include the examination and reporting of the financial status of the Company and the Bank. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

KPMG LLP assisted in the preparation of the Company’s and Bank’s tax returns for the fiscal years ending December 31, 1995 through 2003. These non-audit services were routine in nature and did not compose more than 25% of the total fees paid to KPMG LLP in 2003.

A representative of KPMG LLP is expected to attend the Annual Shareholders’ Meeting with the opportunity to make a statement, if desired, and is expected to be available to respond to Shareholders’ inquiries.

Accounting Fees

Before the independent certified public accountants of the Company and the Bank are engaged to render non-audited services for the Company or the Bank, each engagement is approved by the Audit Committee. All of the audit and tax services provided by KPMG LLP for the fiscal year ending December 31, 2003 were preapproved by the Audit Committee.

The following table sets forth professional fees billed by KPMG to Bank of South Carolina Corporation for professional services rendered for 2003 and 2002:

	2003	2002

Audit Fees (1)	$29,190	$46,250
Tax Fees (2)	11,810	11,250

	$41,000	$57,500

(1)  Aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s Form 10-KSB and Quarterly Reports on Form 10-Q

(2)  Consists of tax compliance services

All Other Fees

The Audit and Compliance Committee of the Board of Directors has determined that the provision of tax services is compatible with maintaining the accountant’s independence.

OTHER MATTERS

Management is not aware of any matters to come before the meeting that will require the vote of Shareholders other than those matters indicated in the Notice of Meeting and this Proxy Statement.

However, if any other matter calling for Shareholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed Proxy Form will vote thereon according to their best judgment.

PENDING LITIGATION

There is no pending litigation involving the Company.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has adopted a process by which security holders may send communications to the Board of Directors of the Company. That process is for any security holder to send a written communication to Hugh C. Lane, Jr., Chairman, Bank of South Carolina Corporation, 256 Meeting Street, Charleston, South Carolina 29401, or to fax such communication to Hugh C. Lane, Jr., Chairman, at (843) 724-1513. A security holder is free to address any communication to any Director at the address of such Director set forth in this Proxy Statement. Any communication from a security holder received by the Chairman shall be sent to all Members of the Executive Committee and, if any member of the Executive Committee so directs, will be sent to all members of the Board of Directors.

ANNUAL REPORT

The ANNUAL REPORT for December 31, 2003, is mailed herewith to all Shareholders. Copies of the Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB may be obtained by request to William L. Hiott, Jr., Treasurer of the Company.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL SHAREHOLDERS’ MEETING

Shareholder proposals, if any, for inclusion in the Proxy Statement relating to the 2005 Annual Shareholders’ meeting, must be addressed to and received in the office of the President no later than December 6, 2004.

By Order of the Board of Directors

/s/ Nathaniel I. Ball, III

Nathaniel I. Ball, III
Secretary

March 3, 2004

EXHIBIT A

AUDIT AND COMPLIANCE COMMITTEE CHARTER

The Board of Directors of Bank of South Carolina Corporation (the Company) has created a committee of directors to be known as the Audit and Compliance Committee (the Committee) with its goals and objectives, composition, meeting format, term of membership and duties and responsibilities as follows:

GOALS AND OBJECTIVES

The primary goal of the Audit and Compliance Committee will be to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the Company and its subsidiaries. In addition, the Committee will:

•	Oversee and appraise the quality of the audit effort of the Company’s internal audit function and those of its independent auditors;

•	Maintain, by scheduling regular meetings, open lines of communication among the board, its internal auditors and its independent accountants to exchange views and information as well as confirm their respective authority and responsibilities;

•	Serve as an independent and objective party to review the financial information presented by management to shareholders, regulators and the general public;

•	Determine the adequacy of the administrative, operating and internal accounting controls of the Company and it subsidiaries and evaluate adherence to those controls;

•	Function as the Audit and Compliance Committee of the Bank of South Carolina, the wholly owned subsidiary of the Company.

The Audit and Compliance Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

COMPOSITION

The Board of Directors shall annually appoint and confirm the membership of the Audit and Compliance Committee, none of whom shall be officers of the Corporation or its subsidiaries. Audit and Compliance Committee members shall meet the requirements of the NASD/AMEX exchange. The Committee will be comprised of not less that four (4) members of the Board of Directors or such larger number as approved by the Board. One of the members shall be elected chairperson by the Committee. Each member shall be an independent non-executive director, free from any relationship, which might, in the opinion of the Board of Directors, interfere with the exercise of his or her independent judgment or be construed as a conflict of interest.

All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the committee shall have accounting or related financial management expertise, as the Board interprets such qualifications in its business judgment.

1

TERM OF MEMBERSHIP

Each member of the Audit and Compliance Committee shall serve no more than six consecutive annual terms. Members may be re-elected after a one-year absence from the Committee. The chairperson shall be elected every two years and no chairperson shall serve more than four consecutive years as chairperson of the Audit and Compliance Committee. If a chairperson is not designated or present, the members of the Committee may designate a chairperson by majority vote of the Committee membership.

MEETING FORMAT

The Committee will hold at least four regular meetings per year and such additional meetings as the chairperson shall require to meet the Committee’s duties and responsibilities.

The Committee meetings will consist of a general session which will be attended by the Committee members, the internal auditor, members of management and the independent accountants as appropriate. Others may attend by invitation of the Committee.

Following the conclusion of the general session, the Committee will excuse members of management in order to meet privately with the internal auditor, independent accountants, or others at the Committee’s discretion.

An executive session of the Committee members only will follow, as necessary.

DUTIES AND RESPONSIBILITIES

REVIEW PROCEDURES

▪	Review and reassess the adequacy of the charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

▪	Review the annual audited financial statements prior to filing or distribution to include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

▪	In consultation with management, independent auditors and internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the internal and independent auditors together with management’s responses.

▪	Review with management the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

    2

INDEPENDENT AUDITORS

▪	The independent auditors are ultimately accountable to the Audit and Compliance Committee of the Board of Directors. The Committee shall review the independence and performance of the auditors and annually recommend the appointment of the auditors or approve any discharge of auditors when circumstances warrant.

▪	Approve fees and other significant compensation to be paid to the independent auditors.

▪	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

▪	Review the independent auditor’s engagement letter and audit plan by discussing scope, staffing locations, reliance upon management and internal audit and general audit approach.

▪	Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

▪	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

▪	Review the budget, plan and changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

▪	Review the appointment, performance and replacement of senior audit department personnel.

▪	Review significant reports prepared by the internal audit department together with management’s responses and follow-up to these reports.

▪	On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

▪	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

▪	Perform any other activities consistent with this charter, the Company’s by-laws and governing law as the Committee or the Board deems necessary or appropriate.

▪	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

   3

PROXY CARD
BANK OF SOUTH CAROLINA CORPORATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 13, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS THAT I, the undersigned Shareholder of Bank of South Carolina Corporation (the Company), do hereby appoint William T. Cooper, Leonard C. Fulghum and Louise J. Maybank, (no officer or employee of the Company or any subsidiary may be appointed), or any one of them, with full power to act alone, my true and lawful attorney(s) with full power of substitution, to vote on behalf of the undersigned all shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Bank of South Carolina, 256 Meeting Street, Charleston, South Carolina on Tuesday, April 13, 2004, at 2:00 p.m., or at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present upon the following matters:

The Board of Directors recommends a vote “FOR” proposals 1 and 2.

1.	ELECTION OF DIRECTORS

☐ FOR all nominees listed below (except as marked to the contrary below).

☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

Nathaniel I. Ball, III, Linda J. Bradley, William T. Cooper, C. Ronald Coward, Leonard C. Fulghum, T. Dean Harton, William L. Hiott, Jr., Katherine M. Huger, Charles G. Lane, Hugh C. Lane, Jr., Louise J. Maybank, Thomas W. Myers, Alan I. Nussbaum, Edmund Rhett, Jr., Steve D. Swanson, Thomas C. Stevenson, III and John M. Tupper

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

2.	APPROVAL OF KPMG LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2004.

☐  FOR           ☐ AGAINST           ☐ ABSTAIN

3.	The transaction of such other business as may properly come before the meeting.

Each properly executed proxy will be voted in accordance with specifications made hereon. If no specification is made, the shares represented by this Proxy will be voted “FOR” the nominees, “FOR” KPMG LLP and, in the discretion of the Proxies, on any other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Company’s 2003 Annual Report and the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Dated:___________________________________________	, 2004

Signature(s) of Shareholder(s)
Please date and sign exactly as name appears hereon. Executors, Administrators, Trustees, etc., must so indicate when signing. If shares are held jointly, both owners should sign.